McMoRan Exploration Co.

nyse:MMR





4th Qtr./Year-End 2004 Conference Call

James R. Moffett ***Richard C. Adkerson***

Co-Chairmen of the Board

January 20, 2005

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Investors are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding various oil and gas discoveries, oil and gas exploration, development and production activities, anticipated and potential production and flow rates; anticipated revenues; potential reversionary interests and the potential payout of those reversionary interests; the economic potential of properties; estimated exploration costs; the potential Main Pass Energy Hub™ Project; the expected near-term funding of the related permitting process and the estimated capital costs for developing the project. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. Important factors that might cause future results to differ from these projections include: variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; general exploration and development risks and hazards; the feasibility of the potential Main Pass Energy Hub™ and the ability to secure commercial contracts and obtain significant project financing and regulatory approvals for such project. Such factors and others are more fully described in more detail in McMoRan's 2003 Annual Report on Form 10-K on file with the Securities and Exchange Commission.

The Securities and Exchange Commission permits oil and gas companies in their filings with the SEC to disclose only proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. We use certain phrases and terms in this presentation, such as "in-house estimates of proved, probable and possible reserves" and "gross unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. Estimates of proved reserves meeting the SEC's requirements are included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2003.

McMoRan 2004 Highlights

- Established $500 Million Multi-year GOM Exploration JV
  - Aggressively Exploit/Acquire High Potential Prospects
  - Partner to Participate for 50%
  - Focus on "Deep Shelf"
- Discoveries on 4 of 8 Prospects; 3 Other Prospects Currently Drilling
- Acquired 45,000 Gross Acres in OCS 310/Louisiana State Lease 340 Area
- Independent Engineer's Estimate of Proved Reserves of 49.9 Bcfe at December 31, 2004, 195% Increase From 2003 Reserves
- Progress in Establishment of Offshore LNG Terminal at MPEH™
- Raised $231 Million in New Financing to Pursue Business Plan
- Well Positioned Operationally and Financially to Pursue Opportunities Aggressively in 2005

2004 Discoveries

- Deep Tern – Eugene Island Block 193
  - Discovered 340 Feet of Total Gross Hydrocarbons in 5 Sands
  - Established Initial Production at Rate of 17 Mmcfe/d on December 30, 2004 on a 20/64th Choke with Flowing Tubing Pressure of 12,650 Pounds per Square Inch
  - Initial Production Established Through 80 Feet of Perfs in Deepest Zone
  - Shallower Zones Could be Recompleted
  - C-1 Development in Progress; Additional Wells Being Planned
- Hurricane Upthrown – South Marsh Island Block 217
  - Well Encountered 205 Gross Feet in Two Zones of Rob-L Section
  - Completion Efforts Underway; Production Will Utilize Tiger Shoal Facilities
  - Initial Production Expected in 2Q05
- Minuteman Sidetrack – Eugene Island Blocks 212/213
  - Wireline Logs Indicate Gross Interval of 60 Feet
  - Located 7 Miles From McMoRan's Facilities at Eugene Island Block 215
  - Initial Production Expected in 1Q05
- Dawson Deep "Take Point" – Garden Banks Block 625
  - Well Encountered Pay in Two Zones as Indicated by LWD Logs
    - Interval of 100 Feet in Shallow Objective Zones
    - Additional Gross Interval of 100 Feet in Deeper Objective (Original Objective)
  - Development Options Being Considered; Located Adjacent to Gunnison Spar Facility

Exploration Wells in Progress

- **Blueberry Hill – Louisiana State Lease 340**
  - Commenced Drilling on November 2, 2004
  - Currently Drilling Below 17,600'
  - To Target Operc Sands; TD of 22,000'
  - Located 7 Miles South-southeast of Mound Point and 7 Miles East of JB Mountain

- **West Cameron Block 43**
  - Commenced Drilling on November 6, 2004
  - Currently Drilling Below 15,600'
  - To Target Miocene Crist-R Sands; TD of 17,500'

- **Caracara – Vermilion Blocks 227/228**
  - Commenced Drilling on November 14, 2004
  - Currently Drilling Below 16,800'
  - To Target Lower Pliocene and Upper Miocene Sands; TD of 18,000'

1Q05 Exploration Prospects

- Korn – South Timbalier Blocks 97/98
  - Farm-in Prospect with Spinnaker
  - To Target Crist-K Sands; TD of 23,000′
- King Kong – Vermilion Blocks 16/17
  - Farm-in Prospect with Gryphon
  - To Target Crist-A and Marg-A Sands; TD of 19,500′
- Viceroy – Bayou Sale Onshore Louisiana in St. Mary Parish
  - Prospect with Burlington
  - To Target Lower-middle Miocene Rob-L Sands; TD of 19,000′
- Delmonico – Lake Sand Field
  - Farm-in Prospect with ExxonMobil
  - To Target Lower Miocene Crist-A and Marg-A Sands; TD of 19,000′
  - Located in Coastal Louisiana State Waters in Less Than 10′

Near-Term Drilling Prospects

★ **Discoveries** — **Wells Currently in Progress**



McMoRan
SOUTH MARSH ISLAND 223
JB Mountain
SOUTH MARSH ISLAND 217
Hurricane Upthrown ★
LA STATE LEASE 340
Mound Point Offset
Mound Point Horst
BAYOU SALE
Viceroy
Delmonico
WEST CAMERON 43
VERMILION 16/17
King Kong
LA STATE LEASE 340
Blueberry Hill
Mound Point West Fault Block
VERMILION 227/228
Caracara
SOUTH TIMBALIER 98
Korn
EAST CAMERON 342
Falcon
SOUTH MARSH ISLAND 224
JB Mountain Deep
EUGENE ISLAND 193
Deep Tern C-2 ★
Deep Tern C-1
GARDEN BANKS 625 ★
Dawson Deep Take Point
EUGENE ISLAND 212/213
Minuteman (Phoenix) ★
PENSACOLA
DESTIN
DOME
DE SOTO
EAST
CAMERON
HIGH
ISLAND
WEST
CAMERON
SOUTH
MARSH
ISLAND
SOUTH
PELTO
GALVESTON
SHIP
SHOAL
MATAGORDA
ISLAND
MUSTANG
ISLAND
GARDEN BANKS
CORPUS
CHRISTI
NORTH PADRE
ISLAND
PORT
ISABEL
SOUTH PADRE
ISLAND
HENDERSON

McMoRan has rights to approximately 250,000 gross acres.

McMoRan/El Paso Program Prospects — McMoRan Prospects

Exploration Prospects

Prospect	Water Depth	WI [1]	NRI [1]	Proposed Total Depth	Pre-drill Gross Unrisked Potential	Net Unrisked Potential
Eugene Island 193 [2]						
Deep Tern Development	90'	26.7%	20.6%	17,113'	0.06 Tcfe	0.01 Tcfe
Deep Tern Exploration	90'	48.6%	45.3%[3]	20,731'	0.15 Tcfe	0.06 Tcfe
South Marsh Island 217						
Hurricane Upthrown	10'	27.5%	19.4%	19,664'	0.9 Tcfe	0.18 Tcfe
Eugene Island 212/213 [2]						
Minuteman Sidetrack	100'	33.3%	29.8%[3]	20,432'	0.3 Tcfe	0.07 Tcfe
Garden Banks 625						
Dawson Deep Take Point	2,900'	30.0%	24.0%	22,790'	0.2 Tcfe	0.05 Tcfe
La. State Lease 340						
Blueberry Hill	10'	35.3%	24.2%	22,000'	0.23 Tcfe	0.06 Tcfe
West Cameron 43 [2]	30'	23.4%	18.0%	17,500'	0.1 Tcfe	0.02 Tcfe
Vermilion 227/228 [2]						
Caracara	115'	33.3%	27.8%	18,000'	0.2 Tcfe	0.06 Tcfe
			Gross Unrisked Potential - Subtotal		*2.1 Tcfe*	
			Net Unrisked Potential - Subtotal			*0.5 Tcfe*

(Continued on next page)

(1) *Interests currently held may change as a result of partner elections or future drilling arrangements.*

(2) *Eligible for deep gas royalty relief under current MMS guidelines. MMR's NRI would increase during royalty relief period for eligible wells.*

(3) *After 10 Bcf of production at EI 193 lease, MMR's NRI will be 37.2%; after 25 Bcf of production at EI 213 lease, MMR's NRI will be 24.3%.*

Exploration Prospects *(continued)*

Prospect	Water Depth	WI (1)	NRI (1)	Proposed Total Depth	Pre-drill Gross Unrisked Potential	Net Unrisked Potential
		Gross Unrisked Potential - Subtotal			*2.1 Tcfe*	
		Net Unrisked Potential - Subtotal				*0.5 Tcfe*
South Timbalier 98 (2) *Korn*	60'	18.8%	15.4%	23,000'	0.5 Tcfe	0.08 Tcfe
Vermilion 16/17 (2) *King Kong*	12'	40.0%	29.2%	19,500'	0.1 Tcfe	0.03 Tcfe
Bayou Sale *Viceroy*	Onshore	25.0%	18.5%	19,000'	0.2 Tcfe	0.04 Tcfe
Lake Sand Field *Delmonico*	10'	25.0%	18.8%	19,000'	0.4 Tcfe	0.08 Tcfe
South Marsh Island 224 (2) *JB Mountain Deep*	10'	27.5%	19.4%	23,000'	0.9 Tcfe	0.17 Tcfe
East Cameron 342 (2) *Falcon*	260'	25.0%	18.8%	19,000'	0.1 Tcfe	0.02 Tcfe
La. State Lease 340 *Mound Point West Fault Block*	10'	15.2%	10.8%	18,700'	1.1 Tcfe	0.12 Tcfe
			McMoRan Share			*0.5 Tcfe*
El Paso Program						
South Marsh Island 223 *JB Mountain*	10'	55.0%	38.8%	22,000'	1.9 Tcfe	0.7 Tcfe
La. State Lease 340 *Mound Point - Offset*	6'	30.4%	21.6%	18,700'	0.4 Tcfe	0.1 Tcfe
Mound Point - Horst Block	10'	30.4%	22.0%	20,000'	1.3 Tcfe	0.3 Tcfe
			EP/McMoRan Share			*1.1 Tcfe*
			McMoRan Share			*0.5 Tcfe*
		Gross Unrisked Potential			*9.0 Tcfe*	
		Net Unrisked Potential				*1.5 Tcfe*

(1) *Interests currently held may change as a result of partner elections or future drilling arrangements.*

(2) *Eligible for deep gas royalty relief under current MMS guidelines. MMR's NRI would increase during royalty relief period for eligible wells.*

MMR Exploration Potential


Gross Unrisked Potential
9.0 Tcfe
Net Unrisked Potential *
1. 5 Tcfe
50% Success*
0.75 Tcfe
25% Success*
0.38 Tcfe
50 Bcfe**

* Includes potential from McMoRan's share of McMoRan/El Paso Program and near-term prospects

** Ryder Scott Proved Reserves at 12/31/04

JB Mountain/Mound Point Activities

- El Paso Joint Venture Includes Portions of JB Mountain/Mound Point
  - In 2002, El Paso Committed to Fund Drilling of 4 Exploration Prospects
  - JB Mountain and Mound Point Were Successful
- 3 Wells Currently Producing at Aggregate Gross Rate of 60 Mmcfe/day
  - JB Mountain #1, #2, and Mound Point #1
  - 4Q04 Aggregate Average Production 55 Mmcfe/d
- Once 100 Bcfe are Produced to the Program's Interest, McMoRan Will Participate for 50% of Program's Revenues and Costs
  - Timing of Reversion Dependent on Well Performance and Future Drilling
- Further Exploration and Development Opportunities Exist
  - 13,000 Acres Remain Under Reversionary Agreement

Reversionary Interests

Interests in 3 Properties Sold for $60 Million in 2002

- Represented 4.8 Bcfe of MMR's Proved Reserves at 12/31/04
- Retained Reversionary Interest Equal to 75% of Transferred Interest After Payout in the Following Prospects:
  - Vermilion Block 196 (Lombardi)
  - Main Pass Block 86 (Shiner)
  - 80% of Ship Shoal Block 296 (Raptor)
- Payout Balance as of December 2004 Approximately $12 MM; Payout Could Occur in First Half 2005
- 3 Wells Currently Producing at 14 Mmcfe/day
  - Shiner #2 Expected to Commence Production in 1Q05

Main Pass 299 Acquisition

- In December 2004, Acquired K1 USA's 66.7% Interest in K-Mc I's Interest in Oil Reserves and Facilities at Main Pass 299
- MMR Now Owns 100% of K-Mc I
  - Repaid $8 Million in Debt; K-Mc's Share of Main Pass Reserves Were 4.2 mmbbls @ 12/31/04
- Oil Production Currently Shut In Following Damage to Third Party Terminal
  - Produced 2,800 Bbls/day Before Hurricane Ivan
  - Pursuing Alternative Plan to Process and Sell Future Production
  - Business Interruption Insurance Expected to Mitigate Losses
- Transaction Gives McMoRan Control of Oil and MPEH™ Facilities

Reserve Data

	Bcfe
Ryder Scott Proved Reserves at 12/31/03	16.9
2004 Production	(2.5)
Additions/Revisions*	11.0
Acquisitions/Dispositions	24.5
Increase to Net Proved Reserves	33.0
Ryder Scott Proved Reserves at 12/31/04*	49.9

** No amounts are included from the potential reversionary interest from the JB Mountain and Mound Point discoveries, from the Minuteman and Dawson Deep discoveries in 2004, or for other wells currently in progress.*

Cross Section of Deep Tern Discovery



2004 Discovery - Deep Tern - EI 193
A
A'
MMR
EI 193 C2
A Platform
Bull 1
Tex X
Shallow Production
EI 208 Field
Cum. Prod.
67.21 mmbo
255.54 bcf
Base Pliocene
SALT
EI 193
MMR #C-2
Upper Miocene
"Deeper Pool Concept"
Deeper Untested Potential

Main Pass Energy Hub™


LNG Offloading, Vaporization, Gas Conditioning and Power Generation
LNG Surface Storage
Accommodations, Shop & Warehouse
Compression and Gas Storage Systems
Planned Gas Storage Caverns
Main Pass Energy Hub™
Design Concept

Completed Conceptual Design and Preliminary Engineering

MPEH™ Advantages

- Permitting Process Under Way Under Deepwater Port Act of 2002
  - Could be One of the First Offshore Facilities
- Location
  - 17 Miles Offshore in 200 Feet of Water Near Existing Shipping Lanes
  - Alleviates Safety and Security Issues of Onshore Terminals
  - 5.5 Day Trip Time From Trinidad/Caribbean Basin
  - Access to Broad and Liquid U.S. Gas Markets
- Utilization of Existing Platforms
  - Retrofitting Provides Significant Cost and Time Benefits
- Significant Storage Capacity
  - On-site Salt Dome Access
  - Provides Marketing Opportunities

MPEH™ LNG Terminal

- Standard Regas and Gas Processing Facilities Would be Placed on Existing Platforms
- Capacity for 1 Bcf of Regasified LNG Per Day
- Soft Berth Design and Water Depth Allow for Offloading All Types of LNG Vessels
  - Standard 125,000M^3 Could be Offloaded in 12 Hours
- Capital Cost Estimated at $440 Million*
- Throughput Charges Would Support Financing for Project and Equity Returns
  - Cost Structure Competitive with Other Similar Facilities

** Excludes cavern storage and pipelines; permit case of 1.6 Bcf/d regasification capacity would increase terminal capital by approximately $100 million.*

MPEH™ Additional Opportunities

Opportunities to be More Than Just LNG Terminal

- 2-Mile Diameter Salt Dome Provides Significant Storage Capacity for Regased LNG
  - Storage Caverns with 28 Bcf Initial Design with Expansion Opportunities
  - Provides Peak Deliverability of 2.5 Bcf/d
  - Creates Operating Flexibility; Enhances Reliability During Tropical Conditions
- Location Would Allow Pipeline Connections to Broad U.S. Gas Markets
- Additional Investments in Storage and Pipeline Connections Provide Opportunities to Create Additional Values
  - Potential Pipeline and Storage Investments Approximate $450 Million*
    - Economics of Potential Additional Investments are Attractive

** Permit case; pipelines could be owned/financed by a third party*

MPEH™ Distribution



Mississippi
Alabama
3.0 Bcfd Takeaway Capacity to 8 Pipeline Connections with Broad & Liquid Market Access
Transco
Florida Gas
Gulf South
Gulfstream
Texas Eastern
Louisiana
Southern Natural
2.0 Bcfd
0.5 Bcfd
Main Pass Energy Hub™
Tennessee
Columbia Gulf
0.5 Bcfd

MPEH™ Project Status Report

- **Permit**
  - Deemed Complete in June 2004
  - Responding to Additional Information Request From Coast Guard
  - Expect Positive Decision From Coast Guard in Second Half 2005
- **Long-term Supply Contracts**
  - Active Discussions With LNG Producers in Atlantic Basin
  - Discussions Have Created Potential Opportunities for Participation in Upstream Activities
- **Offtake Agreements**
  - Positive Feedback From U.S. Consumers
    - Reliable Supply
    - Location

Summary

- Active Deep Shelf Drilling Program in Progress
- Advancing Permitting/Commercialization of MPEH™
- Both Opportunities Have Potential to Build Significant Values



Reference Slides with Prospect Maps

Deep Tern Discovery


185
186
DISCOVERY
DEEP TERN
MURPHY
WESTPORT
194
193
McMoRan #C2
Producing
McMoRan #C1ST
Commenced
MOXY
207
PIONEER
208

Pliocene – Development Objective

MMR Working Interest: 26.7%

MMR Net Revenue Interest: 20.6%

Gross Unrisked Potential: 0.06 Tcfe

Net Unrisked Potential: 0.01 Tcfe

Total Depth: 17,113' TVD

Miocene – Exploration Objective

MMR Working Interest: 48.6%

MMR Royalty Relief NRI: 45.3%

Gross Unrisked Potential: 0.15 Tcfe

Net Unrisked Potential: 0.06 Tcfe

Total Depth: 20,731' TVD

Eugene Island 193

Water Depth: 90 Feet

Gross Acreage: 17,500

C-2 Initiated Production at a Gross Rate of 17 Mmcfe/day on 12/30/04

Hurricane Upthrown Discovery

South Marsh Island 217



B
NW
Hurricane
SMI Block 217
JB Mountain
SMI Block 223
Upthrown
Prospect
Loc B
#220
JBM #1
#218
JBM #2
#219
JBM #3
#221
TA'd
B'
SE
0
5000
10000
15000
20000
ROB-L
OPERC
GYRO
Approx 5 Miles



DISCOVERY
B
211
212
213
TEXACO
HURRICANE
218
217
216
215
Loc "C"
Loc "B"
Hurricane
Completing
JB MOUNTAIN
El Paso #218
JB Mtn. #1
Discovery
Producing
221
222
223
224
El Paso #220
Hurricane
Non commercial
El Paso #219
JB Mtn. #2
Producing
El Paso #221
JB Mtn. #3
TA
231
230
B'

Expected to Commence Production in 2Q05

MMR Working Interest: 27.5%
MMR Net Revenue Interest: 19.4%
Water Depth: 10 Feet
Gross Acreage: 7,700
Gross Unrisked Potential: 0.9 Tcfe
Net Unrisked Potential: 0.18 Tcfe
Total Depth: 19,664' TVD

Minuteman Discovery





209
210
211
152
DISCOVERY
MINUTEMAN
EL PASO
175
CONTANGO
POGO
UNOCAL
214
213
212
EI 213 #1OH
EI 213 #1ST
UNOCAL
176
EI 213 #1ST2 BP1
Completing
90'
CHEVRON
ANADARKO
SPINNAKER
UNOCAL
231
232
233
199
100'
CHEVRON
STONE

MMR Working Interest: 33.3%

MMR Royalty Relief NRI: 29.8%

Water Depth: 100 Feet

Gross Acreage: 9,600

Gross Unrisked Potential: 0.3 Tcfe

Net Unrisked Potential: 0.07 Tcfe

Total Depth: 20,432' TVD

Eugene Island 212/213

(previously Phoenix prospect)

Expected to Commence Production in 1Q05

Dawson Deep Discovery


579
580
581
582
DEVON
KERR-MCGEE
623
624
625
626
A
DISCOVERY
GB 625 #2ST2
Appraisal Well
GB 625 #2ST3
GB 625 #2ST4
"Take Point"
GB 625 #2ST1
Discovery Well
Dawson
Deep
Durango
667
668
669
670
Gunnison
A'
Line of Section
TRUSS SPAR

MMR Working Interest: 30%

MMR Net Revenue Interest: 24%

Water Depth: 2,900 Feet

Gross Acreage: 5,760

Gross Unrisked Potential: 0.2 Tcfe

Net Unrisked Potential: 0.05 Tcfe

Proposed Total Depth: 22,790’

Garden Banks 625

Development Options Being Considered

Cross Section of Dawson Deep Discovery



Kerr McGee
A
GB 625 #2ST1, #2ST2, #2ST3 & #2ST4
A'
GB-625
GB-669
5000
10000
15000
20000
25000
Gunnison Pay Section
Dawson Deep Discovery
Salt
Dawson Deep Schematic Cross Section NW - SE

JB Mountain Deep & Blueberry Hill Exploration Prospects




216
215
214
SOUTH MARSH ISLAND N. ADDN
EUGENE ISLAND
8
El Paso #218 JB Mtn. #1 Discovery Producing
JB MOUNTAIN
JB MOUNTAIN DEEP
BLUEBERRY HILL
TEXACO
223
224
225
McMoRan #4 Blueberry Hill Drilling
El Paso #219 JB Mtn. #2 Producing
9
COCKRELL
UNOCAL
Prop. Loc.
El Paso #221 JB Mtn. #3 TA
229
228
227
226
UNOCAL
25
EL PASO

South Marsh Island 224/225 and La. State Lease 340

JB Mountain Deep

MMR Working Interest: 27.5%
MMR Net Revenue Interest: 19.4%
Water Depth: 10 Feet
Gross Acreage: 6,633
Gross Unrisked Potential: 0.9 Tcfe
Net Unrisked Potential: 0.17 Tcfe
Proposed Total Depth: 23,000' TVD

Blueberry Hill

MMR Working Interest: 35.3%
MMR Net Revenue Interest: 24.2%
Water Depth: 10 Feet
Gross Acreage: 11,195
Gross Unrisked Potential: 0.23 Tcfe
Net Unrisked Potential: 0.06 Tcfe
Proposed Total Depth: 22,000' TVD

West Cameron 43 Exploration Prospect




21
22
23
DUKE ENERGY
UNOCAL
NEWFIELD
44
43
42
McMoRan
Helis #1
WC-43
Drilling
UNOCAL
WM G HELIS
CHEVRON
57
58
59
UNOCAL
DOMINION
EL PASO

West Cameron 43

MMR Working Interest: 23.4%

MMR Net Revenue Interest: 18%

Water Depth: 30 Feet

Gross Acreage: 2,500

Gross Unrisked Potential: 0.1 Tcfe

Net Unrisked Potential: 0.02 Tcfe

Proposed Total Depth: 17,500’

Caracara Exploration Prospect



MMR Working Interest: 33.3%

MMR Net Revenue Interest: 27.8%

Water Depth: 115 Feet

Gross Acreage: 10,000

Gross Unrisked Potential: 0.2 Tcfe

Net Unrisked Potential: 0.06 Tcfe

Proposed Total Depth: 18,000' TVD


216
215
NEWFIELD
227
228
CARACARA
Noble #1
Drilling
McMoRan/NOBLE
McMoRan/NOBLE
236
235
REMINGTON
NOBLE

Vermilion Blocks 227/228

Korn Exploration Prospect




75
76
98
97
KORN
Prop Loc.
SPINNAKER
SPINNAKER
99
100

MMR Working Interest: 18.8%

MMR Net Revenue Interest: 15.4%

Water Depth: 60 Feet

Gross Acreage: 9,822

Gross Unrisked Potential: 0.5 Tcfe

Net Unrisked Potential: 0.08 Tcfe

Proposed Total Depth: 23,000' TVD

South Timbalier Blocks 97/98

Expected to Commence Drilling in 1Q05

King Kong Exploration Prospect


3
4
5
6
18
17
16
15
KING KONG
Prop Loc.
23
24
25
26

MMR Working Interest: 40.0%

MMR Net Revenue Interest: 29.2%

Water Depth: 12 Feet

Gross Acreage: 1,853

Gross Unrisked Potential: 0.1 Tcfe

Net Unrisked Potential: 0.03 Tcfe

Proposed Total Depth: 19,500' TVD

Vermilion Blocks 16/17

Expected to Commence Drilling in 1Q05

Viceroy Exploration Prospect


17S9E
Burlington #B1 Prop. Loc.
MONARCH
VICEROY

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 18.5%

Water Depth: Onshore

Gross Acreage: 2,122

Gross Unrisked Potential: 0.2 Tcfe

Net Unrisked Potential: 0.04 Tcfe

Proposed Total Depth: 19,000' TVD

Bayou Sale Area in St. Mary Parish, LA

Expected to Commence Drilling in 1Q05

Delmonico Exploration Prospect



DELMONICO
Prop. Loc.
17S7E
18S7E

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 18.8%

Water Depth: 10 Feet

Gross Acreage: 8,720

Gross Unrisked Potential: 0.4 Tcfe

Net Unrisked Potential: 0.08 Tcfe

Proposed Total Depth: 19,000' TVD

Lake Sands Area in La. State Waters Offshore Vermilion Parish

Expected to Commence Drilling in 1Q05

Falcon Exploration Prospect





328
327
326
250'
MARITECH
W&T OFFSH
341
342
McMoRan/NOBLE
343
275'
346
345
344
300'
W&T OFFSH
REMINGTON

MMR Working Interest: 25.0%

MMR Net Revenue Interest: 18.8%

Water Depth: 260 Feet

Gross Acreage: 2,500

Gross Unrisked Potential: 0.1 Tcfe

Net Unrisked Potential: 0.02 Tcfe

Proposed Total Depth: 19,000' TVD

East Cameron Block 342